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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  September 26, 2002


                Salomon Brothers Mortgage Securities VII, Inc.

            (Exact Name of Registrant as Specified in Its Charter)

Delaware                                              333-83816-04                       13-3439681
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(State or Other Jurisdiction                         (Commission                        (IRS Employer
of Incorporation)                                    File Number)                     Identification No.)


388 Greenwich Street, New York, New York                                                  10013
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(Address of Principal Executive Offices)                                                (Zip Code)
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Registrant's telephone number, including area code  (212) 816-6000
                                                    --------------


         (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.
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     On September 26, 2002, a single series of certificates entitled Salomon
Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through
Certificates, Series 2002-KEY2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of September 11, 2002, among Salomon Brothers Mortgage Securities VII, Inc.
as Depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial
Mortgage as Master Servicer, ARCap Special Servicing, Inc. as Special Servicer
and Wells Fargo Bank Minnesota, N.A. as Trustee. The Certificates consist of
22 classes identified as the "Class A-1 Certificates", the "Class A-2
Certificates", the "Class A-3 Certificates", the "Class B Certificates", the
"Class C Certificates", the "Class D Certificates", the "Class E
Certificates", the "Class F Certificates", the "Class X-1 Certificates", the
"Class X-2 Certificates", the "Class H Certificates", the "Class J
Certificates", the "Class K Certificates", the "Class L Certificates", the
"Class M Certificates", the "Class N Certificates", the "Class P
Certificates", the "Class Q Certificates", the "Class S Certificates", the
"Class T Certificates", the "Class R Certificates", and the "Class Y
Certificates", respectively. The Certificates were issued in exchange for, and to evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the
"Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage
Loans"), having, as of the close of business on their respective due dates in
September 2002 (the "Cut-off Date"), an aggregate principal balance of
$932,759,715 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Mortgage Loans from Salomon Brothers Realty Corp. ("SBRC"), which is an affiliate of the
Depositor and Salomon Smith Barney Inc. ("SSBI"), certain of the mortgage loans from KeyBank National Association ("KeyBank"), and the remaining
Mortgage Loans from Column Financial, Inc. ("Column"; and, together with SBRC and KeyBank, the "Mortgage Loan Sellers"), pursuant to certain mortgage loan purchase agreements between the Depositor and each of the Mortgage Loan
Sellers (the "Mortgage Loan Purchase Agreements"). The Depositor caused the
Mortgage Loans to be transferred to the Trustee for the benefit of the holders of the Certificates. The Depositor sold the Class A-1, Class A-2, Class A-3,
Class B, Class C, Class D, Class E and Class F Certificates to SSBI, Credit
Suisse First Boston Corporation ("CSFB"), Merrill Lynch, Pierce, Fenner &
Smith Incorporated ("Merrill Lynch") and McDonald Investments Inc. ("MII";
and, together with SSBI, CSFB and Merrill Lynch, the "Underwriters"), pursuant to an underwriting agreement dated September 17, 2002 (the "Underwriting
Agreement"), among the Depositor and the Underwriters. A form of the Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. A form of the
Underwriting Agreement is attached hereto as Exhibit 1.1. A form of the
Mortgage Loan Purchase Agreement relating to each Mortgage Loan Seller is attached hereto as Exhibit 99.1, 99.2, or 99.3.

     The Class A-1 Certificates have an initial aggregate principal balance of $87,597,000. The Class A-2 Certificates have an initial aggregate principal balance of $425,000,000. The Class A-3 Certificates have an initial aggregate principal balance of $252,265,000. The Class B Certificates have an initial aggregate principal balance of $39,643,000. The Class C Certificates have an initial aggregate principal balance of $9,327,000. The Class D Certificates have an initial aggregate principal balance of $9,328,000. The Class E
Certificates have an initial aggregate principal balance of $13,991,000. The
Class F Certificates have an initial aggregage principal balance of $9,328,000. The Class X-1 Certificates have an initial aggregate notional amount of


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$932,759,715. The Class X-2 Certificates have an initial aggregate notional amount of $409,554,000. The Class H Certificates have an initial aggregate principal balance of $6,996,000. The Class J Certificates have an initial aggregate principal balance of $13,992,000. The Class K Certificates have an initial aggregate principal balance of $9,327,000. The Class L Certificates have an initial aggregate principal balance of $13,991,000. The Class M
Certificates have an initial aggregate principal balance of $9,328,000. The
Class N Certificates have an initial aggregate principal balance of $4,663,000. The Class P Certificates have an initial aggregate principal balance of $2,332,000. The Class Q certificates have an initial aggregate principal balance of $6,996,000. The Class S certificates have an initial aggregate principal balance of $6,996,000.The Class T certificates have an initial aggregate principal balance of $11,659,715. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

     Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:
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     Not applicable.

(b) Pro forma financial information:
    --------------------------------

     Not applicable.

(c) Exhibits:
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Exhibit No.       Description

1.1       Underwriting Agreement among Salomon Brothers Mortgage Securities
          VII, Inc. as seller and Salomon Smith Barney Inc., Credit Suisse
          First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith
          Incorporated and McDonald Investments Inc. as underwriters.

4.1       Pooling and Servicing Agreement among Salomon Brothers Mortgage
          Securities VII, Inc. as depositor, KeyCorp Real Estate Capital
          Markets, Inc. d/b/a Key Commercial Mortgage as master servicer,
          ARCap Special Servicing, Inc. as special servicer and Wells Fargo
          Bank, Minnesota N.A. as trustee.

99.1      Mortgage Loan Purchase Agreement between Salomon Brothers Realty
          Corp. as seller and Salomon Brothers Mortgage Securities VII, Inc.
          as purchaser.

99.2      Mortgage Loan Purchase Agreement between KeyBank National
          Association as seller and Salomon Brothers Mortgage Securities VII,
          Inc. as purchaser.

99.3 Mortgage Loan Purchase Agreement between Column Financial, Inc. as seller and Salomon Brothers Mortgage Securities VII, Inc. as purchaser.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   September 26, 2002


                                        ALOMON BROTHERS MORTGAGE
                                          SECURITIES VII, INC.


                                            By:       /s/ Angela Vleck
                                                ------------------------------
                                            Name:  Angela Vleck
                                            Title: Assistant Vice President


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                                 EXHIBIT INDEX

          The following exhibits are filed herewith:



Exhibit No.
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1.1       Underwriting Agreement among Salomon Brothers Mortgage Securities
          VII, Inc. as seller and Salomon Smith Barney Inc., Credit Suisse
          First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith
          Incorporated and McDonald Investments Inc. as underwriters.

4.1       Pooling and Servicing Agreement among Salomon Brothers Mortgage
          Securities VII, Inc. as depositor, KeyCorp Real Estate Capital
          Markets, Inc. d/b/a Key Commercial Mortgage as master servicer,
          ARCap Special Servicing, Inc. as special servicer and Wells Fargo
          Bank, Minnesota N.A. as trustee.

99.1      Mortgage Loan Purchase Agreement between Salomon Brothers Realty
          Corp. as seller and Salomon Brothers Mortgage Securities VII, Inc.
          as purchaser.

99.2      Mortgage Loan Purchase Agreement between KeyBank National
          Association as seller and Salomon Brothers Mortgage Securities VII,
          Inc. as purchaser.

99.3 Mortgage Loan Purchase Agreement between Column Financial, Inc. as seller and Salomon Brothers Mortgage Securities VII, Inc. as purchaser.


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